INTERSTATE TAX-EXEMPT FUND

Supplement Dated, December 21, 2004 to the
Prospectus Dated November 10, 2004

        The second sentence of the second paragraph in the section "How to Buy Shares - How Fund Shares are Priced," which appears on page 18 of the Prospectus, is amended by deleting the sentence and replacing it with the following:

        "The cut-off time is 12:00 p.m. Eastern time for the Interstate Tax-Exempt Fund and 11:00 a.m. Eastern time for the State Funds."